inuvo

NYSE: INUV

inuvo

SAFE HARBOR STATEMENT

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company's management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company's ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward-looking statements.

inuvo

INUVO AT A GLANCE

NYSE: INUV

$18.8M MARKET CAP[1]

64 EMPLOYEES[2]

$7.9M Q1 2026 REVENUE

Strong IP Position

- 15 patents + 1 pending
- Significant R&D lead
- $50M+ invested

Well-Positioned Technology

Proven AI technology delivers faster intelligence signals that:

- Are unconstrained by limited data pools
- Adhere to consumer and regulator demands

Geographic Footprint

- Little Rock, AR (Corporate HQ)
- San Jose, CA (IntentKey HQ)

1 As of June 29, 2026
2 As of March 31, 2026

inūvo

CASE FOR INVESTMENT

Proven Tech

Proprietary tech delivers strategic advantage through scalability, speed of intelligence

Large Market Opportunity

$220B TAM dominated by architectures with diminishing yields, limited audiences, and manual intervention

Path to Profitability

High-margin IntentKey yields a lower breakeven point than legacy revenue streams

New Leadership

Driving strategic shift to capture market share

Significant R&D Lead

Developed in UCLA Learning Lab, acquired from ONSET Ventures, commercialized by Inuvo for Audience Discovery since 2017

Programmatic is the core infrastructure of digital media

Continues to expand across **major media channels**

64% of all U.S. advertising dollars are funneled through programmatic platforms.

Ecosystem is **$220B and growing**

21.6% CAGR (Source: Grandview Research)

WHAT WE SOLVE FOR

Most AdTech targets "look-a-like" models built on past behaviors

Problems with AdTech

- Signals fade before the buy
- Off-the-shelf data segments
- Signals blocked by VPNs

Why IntentKey?

- Our LLM finds audiences at moment of engagement
- Open web modeling based on content consumption
- Dynamically builds audiences instead of relying on static segments
- Activated before competitors see signals
- No IDs required

inuvo

FROM INTEREST TO OPPORTUNITY

- Continuously reads & understands open web > identifies emerging patterns of interest
- Plugged into buying ecosystems > AI understands ideal inventory available
- Match the custom Model to the Media


Find, Understand, and Reach Your Best Audiences in Real Time
Describe your audience or enter a URL and let IntentKey AI create dynamic audience models tailored to your goals. Our AI provides real-time insights, helping you target smarter.



CTV | Display | OLV | Audio | Native

inuvo

IntentKey®

Identify and act on real-time consumer engagement, before it's reflected in the market.



WHO IT'S FOR

Brands focused on **net-new customer growth**

WHAT WE DO BETTER

Capture net-new demand
Find and engage customers before they're visible to traditional targeting

Move with timing advantage
24-hour lead on emerging demand for earlier access to supply

Reach beyond IDs
iOS, Safari, VPN, and other signal-constrained environments

Decide and build in the moment
Models are created and activated dynamically—not predefined

inuvo

AUDIENCE MODELING

IntentKey® matches audiences to media through in-the-moment, bid-level decision making.

- COBRA
- New Job
- Open Enrollment
- Medicare
- blue CALIFORNIA
- Employee Benefits
- Dental Coverage
- Affordable Care Act
- Asthma



AI PLACES CTV AD






Everything You Need to Know About Dental and Oral Health
Keep Your Smile Bright with Better Coverage

AI PLACES DISPLAY AD

Sample Model Only

CLIENT EXPERIENCE ACROSS INDUSTRIES

IntentKey has served clients across a **broad range of industries and verticals.**

CURRENT PERFORMANCE SNAPSHOT

Current QoQ retention rate :

93%

Campaigns have consistently surpassed client goals by an average of

47%

compared to the competition.

HISTORICAL CLIENT FOOTPRINT

Representative sample of brands and organizations served historically; not all are current clients.

STRATEGIC GROWTH PILLARS

Go-To-Market Focus

Upstream brand-direct deals

Enterprise engagement

Predictive MMM entry points

Vertical GTM motion (Healthcare, Auto, Government/Recruitment, Travel & Tourism, FinTech)

Product Innovation

AI-driven media intelligence

Expanding integrations

Self-serve infrastructure

Cross-channel activation

Raise IntentKey Profile

Growing IntentKey visibility

Demand generation

Strategic partnerships

Enterprise credibility

Higher-Margin Growth

Platform-led revenue mix

Self-serve onboarding

Operating leverage

Scalable infrastructure

GO-TO-MARKET FOCUS

SIGNAL INTELLIGENCE FOR PRECISION RECRUITMENT

THE MARKET

$7.5–9.5B

Spent annually by U.S. employers on recruitment marketing

A market still buying attention through job boards, agencies, and media — IntentKey reaches demand before any of it.

3.8M new manufacturing workers needed by 2033
1.9M of those roles at risk of going unfilled

Driver: retirements plus 1–2-year training pipelines keep skilled-trade vacancies recurring.

Sources: Deloitte & The Manufacturing Institute; U.S. recruitment marketing spend, 2024 est.

THE OPPORTUNITY

Persistent turnover forces employers to re-source the same hard-to-fill roles. IntentKey intercepts vocational curiosity — surfacing interest before it reaches a job board or application — reaching candidates who never enter a traditional funnel.

THE EDGE

- Same AI, new addressable market — a signal extension, not a new build
- No cookies, identity graphs, or previously collected candidate data
- Identifies demand as it forms, not after it surfaces

PRODUCT INNOVATION

DEMAND IS BECOMING AGENTIC

IntentKey roadmap follows the signal toward *portable signal intelligence*.

THE SHIFT

Agents enter the buying path

Autonomous agents now research, decide, and act on behalf of people and brands. Audience demand is moving from interfaces to agents.

THE IMPERATIVE

Accessible intelligence

In an agentic market, decisions happen at machine speed. IntentKey's read on demand has to plug directly into the systems making those calls — not wait for someone to open a dashboard.

THE DIRECTION

Built to travel via MCP server

The roadmap points toward leveraging IntentKey as an Model Context Protocol (MCP) server — portable signal intelligence that travels to wherever agents do their work.

GROWTH WAVES

Strategic investments across product, integrations, and commercialization create overlapping growth vectors designed to compound over time.



$$$
REVENUE
Upstream Budgets ›
Demand Generation ›
Talent Acquisition ›
Commercial Integrations ›
Vertical GTM Motion ›
Enterprise Deal Flow ›
Product Advancement ›
TODAY
2027
2028
2029

BUILT TO INTEGRATE.
DESIGNED TO SCALE.

FreeWheel

IndexExchange

Magnite

IntentKey operates as a large language model built for media decisioning, continuously learning from real-time signals across the open web as intent forms.

The more signals processed, **the faster the learning accelerates.**
The broader the integrations, **the greater the reach.**
The system compounds.

Our models are our models.
No other AdTech does what IntentKey does.

The algorithm is our currency.

Velocity determines how large this becomes.

The future value of IntentKey lies within the data created through our algorithms; the pace of adoption; and the scale of integrations across the ecosystem

inūvo

CASE FOR INVESTMENT

Proven Tech

Proprietary tech delivers strategic advantage through scalability, speed of intelligence

Large Market Opportunity

$220B TAM dominated by architectures with diminishing yields, limited audiences, and manual intervention

Path to Profitability

High-margin IntentKey yields a lower breakeven point than legacy revenue streams

New Leadership

Driving strategic shift to capture market share

Significant R&D Lead

Developed in UCLA Learning Lab, acquired from ONSET Ventures, commercialized by Inuvo for Audience Discovery since 2017

LEADERSHIP FOR SCALE

Deep Expertise Across AI, Media, and Public Markets



Rob Buchner

CEO & Chairman



Wally Ruiz

CFO



Amir Bahkshaie

SVP IntentKey



Sanja Partalo

Board Member



Dana Robbins

SVP Bonfire



Dave Currie

Executive-in-Residence
Advisor



Todd Greer

3x Strategies
Advisor



Tim Flynn

Rear Admiral, USN (ret)
Advisor

inūvo

NYSE: INUV